Exhibit 99.1

Gran Tierra Energy Inc. Announces Early Participation Deadline Results for the Previously Announced Exchange Offer of Certain Existing Notes for New Notes and the Solicitation of Consents to Proposed Amendments to the Existing Indenture

CALGARY, Alberta, Feb. 12, 2026 (GLOBE NEWSWIRE) -- Gran Tierra Energy Inc. (“Gran Tierra” or the “Company”) (NYSE American:GTE)(TSX:GTE)(LSE:GTE) today announced the early participation results of its previously announced offer to Eligible Holders (as defined herein) to exchange (such offer, the “Exchange Offer”) any and all of the Company’s outstanding 9.500% Senior Secured Amortizing Notes due 2029 (CUSIP: 38500T AC5 / U37016 AC3; ISIN: US38500TAC53 / USU37016AC37) (the “Existing Notes”) for newly issued 9.750% Senior Secured Amortizing Notes due 2031 (the “New Notes”), pursuant to the terms and subject to the conditions set forth in the exchange offer memorandum and consent solicitation statement, dated January 29, 2026 in respect of the Exchange Offer and the Solicitation of Consents (as amended and supplemented by the Supplement to the Exchange Offer Memorandum, dated February 5, 2026, and as further amended or supplemented hereby, the “Exchange Offer Memorandum”). Any capitalized terms used in this press release without definition have the respective meanings assigned to such terms in the Exchange Offer Memorandum.

Existing Notes	CUSIP/ISIN Numbers	Principal Amount Outstanding	Principal Amount Tendered	Percentage of Principal Amount Outstanding
9.500% Senior Secured Amortizing Notes due 2029	Rule 144A: 38500T AC5 / US38500TAC53 Regulation S: U37016 AC3 / USU37016AC37	US$716,340,000	US$636,740,000	88.89%

As of 5:00 p.m., New York City time, on February 11, 2026 (the “Early Participation Deadline”), US$636,740,000 aggregate principal amount of Existing Notes outstanding, representing approximately 88.89% of the total aggregate principal amount of Existing Notes outstanding, had been validly tendered for exchange and not validly withdrawn, as confirmed by the Information Agent and Exchange Agent for the Exchange Offer.

Since the Company received consents from Eligible Holders of Existing Notes (the “Consents”) that, in the aggregate, represent not less than 66-2/3% in aggregate principal amount of Existing Notes outstanding (the “Required Holders”) from Eligible Holders of Existing Notes to effect certain proposed amendments (the “Proposed Amendments”) to the indenture dated as of October 20, 2023, under which the Existing Notes were issued (the “Existing Indenture”), satisfying the requirements under the Existing Indenture to adopt the Proposed Amendments, the Company has executed and delivered a supplemental indenture to the Existing Indenture, with respect to the Proposed Amendments, but such supplemental indenture will become operative only upon consummation of the Exchange Offer on the Early Settlement Date. The Proposed Amendments provide for, among other things, (i) the elimination of substantially all of the restrictive covenants and associated events of default and related provisions with respect to the Existing Notes, (ii) the release of the collateral securing the Existing Notes and (iii) the amendment of certain defined terms and covenants in the Existing Indenture.

The “Withdrawal Deadline” has not been extended and expired at 5:00 p.m., New York City time, on February 11, 2026. Accordingly, holders may no longer withdraw Existing Notes tendered in the Exchange Offer, except in certain limited circumstances as set forth in the Exchange Offer Memorandum. Except as modified by the terms of this press release, all other terms and conditions of the Exchange Offer and the Solicitation of Consents, as previously announced and described in the Exchange Offer Memorandum, remain unchanged.

Eligible Holders who validly tendered Existing Notes and delivered Consents, and did not validly revoke such tenders and Consents, on or prior to the Early Participation Deadline, and whose Existing Notes are accepted for exchange by the Company will receive, on February 18, 2026 (the “Early Settlement Date”), for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, US$1,000, a portion of which will be payable in cash and the remainder will be payable in principal amount of New Notes (the “Total Consideration”). The Total Consideration includes an early participation premium for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline equal to US$50 (the “Early Participation Premium”), payable on the Early Settlement Date.

The aggregate cash consideration payable as part of the Total Consideration (which includes the Early Participation Premium) to all Eligible Holders whose Existing Notes were validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline and whose Existing Notes are accepted for exchange is equal to US$125.0 million (the “Cash Consideration”). The pro rata portion of the US$125.0 million Cash Consideration as part of the Total Consideration for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline will be based on the aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline and accepted for exchange. Assuming all US$636,740,000 aggregate principal amount of the Existing Notes that were validly tendered for exchange, and not validly withdrawn, on or prior to the Early Participation Deadline are accepted for exchange, each Eligible Holder is expected to receive, for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn on or prior to the Early Participation Deadline), approximately US$196.31 in cash and approximately US$803.69 in aggregate principal amount of New Notes. Notwithstanding the foregoing, we will not accept any tender of Existing Notes that would result in the issuance of less than the minimum denomination of US$200,000 in principal amount of New Notes. As a result, the actual amount of Existing Notes accepted in the Exchange Offer and the portion of the Cash Consideration and amount of New Notes that Eligible Holders will receive in exchange for Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline may differ.

The Exchange Offer and the Solicitation of Consents will expire at 5:00 p.m., New York City time, on February 27, 2026 (the “Expiration Deadline”), unless extended or earlier terminated by the Company, in its sole discretion. The Company currently expects the settlement for the Existing Notes validly tendered after the Early Participation Deadline but before the Expiration Deadline to be on March 2, 2026 (the “Settlement Date”), which is the first business day after the Expiration Deadline.

The Company is hereby amending the Exchange Offer to increase the Exchange Consideration for Eligible Holders who validly tender Existing Notes and deliver Consents, and do not validly revoke such tenders and Consents, after the Early Participation Deadline and on or prior to the Expiration Deadline and whose Existing Notes are accepted for exchange, to receive, for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn), US$1,000 aggregate principal amount of New Notes (as amended, the “Exchange Consideration”). No Cash Consideration will be paid for any Existing Notes validly tendered, and Consents validly delivered, after the Early Participation Deadline and on or prior to the Expiration Deadline. Any tender of Existing Notes on or prior to the Early Participation Deadline that is not accepted for exchange because it would result in the issuance of less than the minimum denomination of US$200,000 in principal amount of New Notes, due to the payment of the Cash Consideration as a portion of the Total Consideration, will be able to tender such Existing Notes after the Early Participation Deadline, but on or prior to the Expiration Deadline, and be eligible to receive the Exchange Consideration of US$1,000 in principal amount of New Notes for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Expiration Deadline.

The Company is hereby amending the definition of Accrued Interest to deduct accrued interest on the New Notes from the Early Settlement Date to, but not including, the Settlement Date. As a result, Eligible Holders whose Existing Notes are accepted for exchange will be paid (i) accrued and unpaid interest on such Existing Notes from, and including, the most recent date on which interest was paid on such Holder’s Existing Notes to, but not including, the Early Settlement Date or the Settlement Date, as applicable, less (ii) accrued and unpaid interest on the New Notes from the Early Settlement Date to, but not including, the Settlement Date for the Existing Notes which are accepted for exchange after the Early Participation Deadline but at or prior to the Expiration Deadline (collectively, the “Accrued Interest”), payable on the Early Settlement Date or the Settlement Date, as applicable. Accrued Interest will be paid in cash on the Early Settlement Date or the Settlement Date, as applicable. Interest will cease to accrue on the Early Settlement Date or the Settlement Date, as applicable, for all Existing Notes accepted for exchange in the Exchange Offer.

Our obligation to accept Existing Notes validly tendered, and not validly withdrawn, pursuant to the Exchange Offer and Consents validly delivered, and not validly revoked, pursuant to the Solicitation is subject to the satisfaction of certain conditions described in the Exchange Offer Memorandum, which include (i) the non-occurrence of an event or events or the likely non-occurrence of an event or events that would or might reasonably be expected to prohibit, restrict or delay the consummation of the Exchange Offer or materially impair the contemplated benefits to us of the Exchange Offer, (ii) the valid tender (and not valid withdrawal) of Existing Notes by Eligible Holders in the Exchange Offer that, in the aggregate, represent not less than 80% in aggregate principal amount of Existing Notes outstanding prior to the Early Participation Deadline (the “Minimum Exchange Condition”), (iii) the consummation of an incurrence of new indebtedness, on terms and subject to conditions satisfactory to us, that results in the receipt of net proceeds that are sufficient to pay the Cash Consideration (such condition the “Financing Condition”), and (iv) certain other customary conditions. The Company reserves the right to waive the conditions to the Exchange Offer at any time. However, because the aggregate principal amount of Existing Notes validly tendered pursuant to the Exchange Offer, and the Consents delivered in the Solicitation, and not validly withdrawn is greater than the Minimum Exchange Condition, and the Financing Condition is expected to be satisfied on or prior to the Early Settlement Date, the Company expects to accept for exchange all Existing Notes validly tendered and not validly withdrawn at or prior to the Early Participation Deadline, except that we will not accept any tender of Existing Notes that would result in the issuance of less than the minimum denomination of US$200,000 in principal amount of New Notes and subject to the satisfaction of the other conditions described in the Exchange Offer Memorandum.

The Company will not receive any cash proceeds from the issuance of the New Notes in the Exchange Offer and the Solicitation of Consents. Existing Notes tendered in connection with the Exchange Offer, and accepted for exchange, will be cancelled.

The Exchange Offer is being made, and the New Notes are being offered and issued, only (a) in the United States to holders of Existing Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon the exemption from the registration requirements of the Securities Act, and (b) outside the United States to holders of Existing Notes who are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act and who are non-U.S. qualified offerees and eligible purchasers in other jurisdictions as set forth in the Exchange Offer Memorandum. Holders who have returned a duly completed eligibility letter certifying that they are within one of the categories described in the immediately preceding sentences are authorized to receive and review the Exchange Offer Memorandum and to participate in the Exchange Offer and the Solicitation of Consents (such holders, “Eligible Holders”). Holders who desire to obtain copies of the Exchange Offer Memorandum, including copies of the supplement, and to obtain and complete an eligibility letter should either visit the website for this purpose at www.dfking.com/gte, or call D.F. King & Co., Inc., the Information Agent and Exchange Agent for the Exchange Offer and the Solicitation of Consents at +1 (888) 628-9011 (toll free), +1 (646) 582-9168 (banks and brokers), or email at gte@dfking.com.

This press release does not constitute an offer to buy or the solicitation of an offer to sell the Existing Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The New Notes will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Exchange Offer is being made, and the New Notes are being offered and issued in Canada on a private placement basis to holders of Existing Notes who are “accredited investors” and “permitted clients,” each as defined under applicable Canadian provincial securities laws.

None of the Company, the dealer managers, the trustee, any agent or any affiliate of any of them makes any recommendation as to whether Eligible Holders should tender or refrain from tendering all or any portion of the principal amount of such Eligible Holder’s Existing Notes for New Notes in the Exchange Offer or Consent to any of the Proposed Amendments to the Existing Indenture in the Solicitation of Consents. Eligible Holders will need to make their own decision as to whether to tender Existing Notes in the Exchange Offer and participate in the Solicitation of Consents and, if so, the principal amount of Existing Notes to tender.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities laws. All statements other than statements of historical facts included in this press release, and those statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “would,” “could,” “should,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “guidance,” “budget,” “plan,” “objective,” “potential,” “seek,” or similar expressions or variations on these expressions are forward-looking statements. The Company can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct or that, even if correct, intervening circumstances will not occur to cause actual results to be different than expected. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, the form and results of the Exchange Offer and the Solicitation of Consents; and those factors set out in the Exchange Offer Memorandum under “Risk Factors,” in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Eligible Investors should not rely upon forward-looking statements as predictions of future events. The information included herein is given as of the date of this press release and, except as otherwise required by the securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to, or to withdraw, any forward-looking statement contained in this press release to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

ABOUT GRAN TIERRA ENERGY INC.

Gran Tierra Energy Inc., together with its subsidiaries, is an independent international energy company currently focused on oil and natural gas exploration and production in Canada, Colombia and Ecuador. The Company is currently developing its existing portfolio of assets in Canada, Colombia and Ecuador and will continue to pursue additional new growth opportunities that would further strengthen the Company’s portfolio. The Company’s common stock trades on the NYSE American, the Toronto Stock Exchange and the London Stock Exchange under the ticker symbol GTE. Except to the extent expressly stated otherwise, information on the Company’s website or accessible from our website or any other website is not incorporated by reference into and should not be considered part of this press release. Investor inquiries may be directed to info@grantierra.com or (403) 265-3221.

Gran Tierra’s filings with the SEC are available on the SEC website at http://www.sec.gov. The Company’s Canadian securities regulatory filings are available on SEDAR+ at http://www.sedarplus.ca and UK regulatory filings are available on the National Storage Mechanism website at https://data.fca.org.uk/#/nsm/nationalstoragemechanism. Gran Tierra’s filings on the SEC, SEDAR and the NSM websites are not incorporated by reference into this press release.

Contact Information

For investor and media inquiries please contact:

Gary Guidry
President & Chief Executive Officer

Ryan Ellson
Executive Vice President & Chief Financial Officer

+1-403-265-3221

info@grantierra.com

SOURCE Gran Tierra Energy Inc.

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